EX-77(q)

                                    Exhibits

(a)(1) Second Amended and Restated Bylaws dated March 30, 2006. - Filed as an exhibit to Post-Effective Amendment No. 25 to the Registrant's Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.